                                                                   EXHIBIT 10.53

                               TRI-PARTY AGREEMENT

      This TRI-PARTY AGREEMENT (this "Agreement") dated as of December 4, 2003 made by and among SNH ALT Mortgaged Properties Trust, a Maryland real estate investment trust ("SNH Mortgagee"); SNH ALT Leased Properties Trust, a Maryland real estate investment trust ("SNH Lessor," and together with SNH Mortgagee, collectively, the "SNH Parties"); FIT-ALT SNH Loan LLC, a Delaware limited liability company ("FIT"); Pomacy Corporation, a Delaware corporation ("Pomacy"); AHC Trailside, Inc., a Delaware corporation ("Trailside"); and Alterra Healthcare Corporation, a Delaware corporation ("Alterra," and together with Pomacy and Trailside, collectively, the "Alterra Parties").

      WHEREAS, SNH Mortgagee made a Loan to Pomacy on February 28, 2003 in the original principal amount of $6,900,000 (the "Loan"), which Loan is evidenced by the Loan Agreement and the Promissory Note and secured by the Security Instruments, as such agreements are described and defined in Exhibit A attached hereto (collectively, the "Loan Documents");

      WHEREAS, SNH Lessor leases certain properties to Trailside pursuant to a Lease Agreement dated February 28, 2003 (the "Lease");

      WHEREAS, pursuant to a Guaranty Agreement in favor of SNH Lessor dated February 28, 2003 (the "Pomacy Guaranty"), Pomacy has guaranteed the obligations of Trailside under the Lease, which Pomacy Guaranty is secured by certain of the Pomacy Security Instruments (as defined in Exhibit A);

      WHEREAS, pursuant to a Guaranty Agreement in favor of SNH Mortgagee dated February 28, 2003 (the "Trailside Guaranty"), Trailside has guaranteed the obligations of Pomacy under the Loan Documents, which Trailside Guaranty is secured by the Trailside Security Instruments (as defined in Exhibit A);

      WHEREAS, in connection with the Order entered November 26, 2003 confirming the Plan of Reorganization (the "Plan of Reorganization") in Alterra's Chapter 11 Case No. 03-10254 in the Untied States Bankruptcy Court for the District of Delaware, SNH Mortgagee has agreed to sell, and FIT has agreed to purchase, the Loan on the terms and conditions set forth herein;

      WHEREAS, to facilitate the sale of the Loan to FIT, the parties to the Loan Documents wish to eliminate the cross-collateralization and cross-defaulting between the Loan Documents and the Lease by terminating and/or releasing the Pomacy Guaranty, the Trailside Guaranty, the Trailside Security Instruments and the Alterra Second Security Agreement (as defined in Exhibit A) and by modifying the remaining Loan Documents (to the extent applicable) to delete the cross-collateralizing and cross-defaulting provisions.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

      1. Sale of the Loan. Subject to the terms and conditions of this Agreement, effective on the Effective Date of the Plan of Reorganization (the "Effective Date") and receipt of the Purchase Price (as hereinafter defined), (a) SNH Mortgagee hereby sells, transfers and assigns to FIT all right, title and interest of SNH Mortgagee in, to and under the Loan, the Promissory Note and the Loan Agreement, as amended hereby, and (b) SNH Mortgagee and SNH Lessor hereby sell, assign and transfer to FIT all their respective right, title and interest in, to and under (i) each of the Pomacy Security Instruments, as amended hereby and by the assignment and modification agreements executed and delivered in connection herewith, and (ii) all stock certificates, related stock powers, opinions, title policies and any other agreements and documents delivered by Pomacy and/or Alterra in connection with the Loan (the rights, title and interests assigned pursuant to clauses (a) and (b) are collectively referred to herein as the "Assigned Rights"), in each case to the extent assignable.

      2. Purchase Price. In consideration for the sale, transfer and assignment by SNH Mortgagee and SNH Lessor to FIT of the Assigned Rights, FIT will pay to SNH Mortgagee an amount equal to the outstanding principal balance of the Loan plus accrued and unpaid interest thereon as of the Effective Date. FIT shall pay the Purchase Price on the Effective Date by wire transfer of immediately available federal funds to the account designated by SNH Mortgagee.

      3. Modification of Loan Documents. Effective upon sale of the Loan pursuant to Section 1 of this Agreement, the following Loan Documents are modified as follows:

            a.    Loan Agreement.

                  i. Section 1.32 of the Loan Agreement is amended by deleting the word "Tenant" from the definition of "Guarantor."

                  ii. Section 6.1.1 of the Loan Agreement is amended by deleting the words "or any payment of Minimum Rent or Additional Rent (as such terms are defined in the Lease) under the Lease" from clause (a) thereof and by deleting the words "or the Lease Documents" from clause (b) thereof.

                  iii. Section 6.1.6 of the Loan Agreement is amended by deleting the words "or any Lease Document" from both the second line and the fourth line thereof.

                  iv. Section 8.1(c) of the Loan Agreement is amended by deleting the notice address for Senior Housing Properties Trust and its counsel and by substituting therefor as the address for Lender:

                                       c/o Fortress Investment Group LLC
                                           1251 Avenue of the Americas, 16th Fl.
                                           New York, New York  10019
                                           Attn:  Randal Nardone
                                           Facsimile:  (212) 798-6120

                                           With a copy to:

                                           Sidley Austin Brown & Wood LLP
                                           787 Seventh Avenue
                                           New York, New York  10019
                                           Attn:  Scott M. Freeman
                                           Facsimile:  (212) 839-5599

            b.    Stock Pledge Agreement (Pomacy Corporation).

                  i. Section 3 of the Stock Pledge Agreement (Pomacy Corporation) is amended by deleting clauses (ii), (iii) and (v) thereof and renumbering the remaining clauses in numerical order.

                  ii. Section 8 of the Stock Pledge Agreement (Pomacy Corporation) is amended by deleting the words "the Purchase Agreement or the Lease" from clause (a) thereof and by deleting the words "or the Landlord Guaranty" from clause (b) thereof.

                  iii. Section 15(c) of the Stock Pledge Agreement (Pomacy Corporation) is amended by deleting the notice address for Senior Housing Properties Trust and its counsel and by substituting therefor:

                                           Fortress Investment Group LLC
                                           1251 Avenue of the Americas, 16th Fl.
                                           New York, NY  10019
                                           Attn:  Randal Nardone
                                           Facsimile:  (212) 798-6120

                                           With a copy to:

                                           Sidley Austin Brown & Wood LLP
                                           787 Seventh Avenue
                                           New York, NY  10019
                                           Attn:  Scott M. Freeman
                                           Facsimile:  (212) 839-5599

            c.    Assignment of Contracts, Licenses and Permits.

                  i. Section 1 of each Assignment of Contracts, Licenses and Permits is amended by deleting the words "or in the Pomacy Guaranty" from the first paragraph thereof.

                  ii. Section 2 of each Assignment of Contracts, Licenses and Permits is amended by deleting the words "or the Pomacy Guaranty" from both paragraphs thereof.

                  iii. Section 5 of each Assignment of Contracts, Licenses and Permits is amended by deleting the language of clause
                        (d) thereof and substituting the words "Intentionally omitted."

      4. Closing Documents. On the Effective Date, the following documents shall be executed and delivered to FIT by the party indicated:

            a.    SNH Lessor shall deliver a termination of the Pomacy Guaranty;

            b. SNH Mortgagee shall deliver a termination of the Trailside Guaranty, the Trailside Security Instruments and the Alterra Second Security Agreement;

            c. SNH Mortgagee shall deliver the original Promissory Note, endorsed by SNH Mortgagee in the following form: pay to the order of FIT-ALT SNH Loan, LLC, its successors and assigns, without recourse or warranty except as set forth in the Tri-Party Agreement dated as of December ___, 2003 among SNH ALT Mortgaged Properties Trust, SNH ALT Leased Properties Trust, FIT-ALT SNH Loan LLC, Pomacy Corporation, AHC Trailside, Inc. and Alterra Healthcare Corporation.

            d. SNH Mortgagee and SNH Lessor shall deliver the originals of all Loan Documents in their respective possession;

            e. SNH Mortgagee, SNH Lessor and Pomacy shall deliver an Assignment and Amendment in the form of Exhibit B attached hereto with respect to each Mortgage listed in Exhibit A, duly executed and in proper form for recording;

            f. SNH Mortgagee, SNH Lessor and Pomacy shall deliver an Assignment and Amendment in the form of Exhibit C attached hereto with respect to each Assignment Leases and Rents listed in Exhibit A, duly executed and in proper form for recording;

            g. SNH Mortgagee and SNH Lessor shall deliver assignments to FIT of the Uniform Commercial Code Financing Statements listed in Exhibit A, and SNH Mortgagee shall deliver terminations of all Uniform Commercial Code Financing Statements filed by SNH Mortgagee, as secured party against Trailside and/or Alterra, as debtor;

            h. SNH Mortgagee and SNH Lessor shall deliver the original Title Policy issued with respect to each Mortgage (to the extent that such Title Policies have been delivered to SNH Mortgagee and

                  SNH Lessor) or the original Commitment for title insurance marked and initialed by Chicago Title Insurance Company (to the extent that such Title Policies have not been delivered to SNH Mortgagee and SNH Lessor);

            i. SNH Mortgagee shall deliver the original stock certificate(s) of Pomacy Corporation and related Stock Powers and copies of all other certificates, opinions and other agreements and documents delivered in connection with closing of the Loan; and

      5.    Conditions to Closing.

            a. Conditions to FIT's Obligation to Close. FIT's obligation to consummate the transactions contemplated hereunder is subject to satisfaction by SNH and the Alterra Parties, or waiver by FIT, of the following conditions:

                  i. SNH shall have complied in all material respects with all terms and conditions of this Agreement required to be performed by SNH on or before the Effective Date.

                  ii. On or before the Effective Date, FIT shall have received the documents and instruments required to be executed, endorsed or delivered by the SNH Parties and the Alterra Parties pursuant to Section 4 above, in accordance with the requirements of Section 4 above.

                  iii. The representations and warranties of the SNH Parties and the Alterra Parties shall be true and correct in all material respects as of the Effective Date.

                  iv. SNH Lessor and Trailside shall have entered into the First Amendment of Lease in the form of Exhibit E hereto.

            b. Conditions to SNH's Obligation to Close. SNH's obligation to consummate the transactions contemplated hereunder and for the Effective Date to occur is subject to satisfaction by FIT and the Alterra Parties, or waiver by SNH, of the following conditions:

                  i. FIT and the Alterra Parties shall have complied in all material respects with all terms and conditions of this Agreement required to be performed by FIT and the Alterra Parties on or before the Effective Date, including, without limitation, payment of the amounts required to be paid on or prior to the Effective Date under Sections 2 and 5 hereof.

                  ii. On or before the Effective Date, SNH shall have received the documents to be executed and delivered by FIT and the Alterra Parties pursuant to Sections 4 and 5 hereof and all other documents that need to be executed in connection with this

                        Agreement, including, without limitation, all amendments to those documents that secure Trailside's payment and performance obligations under the Lease.

                  iii. The representations and warranties of FIT shall be true and correct in all material respects as of the Effective Date.

                  iv. On or before the Effective Date, Alterra shall have delivered to SNH Lessor the amount of $1,000,000 (the "Payment Amount") in immediately available federal funds, which Payment Amount is solely in consideration of the parties' agreements contained herein and is not a credit against amounts now or hereafter owed by Trailside to SNH Lessor or any Affiliated Person (as defined in the Lease) of SNH Lessor under the Lease or any other Lease Document (as defined in the Lease), and Alterra expressly acknowledges and agrees that it does not elect, and hereby expressly waives any right it may have to elect, to convey the so-called "Fon-du-lac residence" to SNH Lessor in lieu of payment of the Payment Amount.

                  v. On or before the Effective Date, Alterra shall have delivered to SNH the amount of $2,500,000 in immediately available federal funds, which amount shall be in satisfaction of the Allowed Administrative Claim that SNH has against Alterra.

      6. Recording Fees and Transfer Fees; Costs and Expenses. Each party shall be responsible for the payment of its legal and other costs and expenses for preparing, negotiating, executing and implementing this Agreement and any related documents and consummating the transactions contemplated hereunder. Any filing, recording or transfer fees or taxes shall be paid by FIT or the Alterra Parties.

      7. FIT's Representations. FIT hereby represents, warrants, and acknowledges as of the Effective Date:

            a. FIT has the legal capacity and authority to enter into and perform its obligations under this Agreement.

            b. The execution and delivery by FIT of this Agreement, and the other agreements and instruments to be executed by FIT as contemplated hereby and the performance and compliance by FIT with the terms hereof and thereof, are within FIT's power and authority; this Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes, and the other agreements and instruments to be executed by FIT as contemplated hereby will constitute legal, valid and binding obligations of FIT, enforceable against FIT in accordance with their respective terms.

            c. The execution and delivery of this Agreement and the performance of FIT's obligations hereunder by FIT will not conflict with any provision of any law, regulation, or order to which FIT is subject, or conflict with or result in a breach of or constitute a default under any of the material terms, conditions, or provisions of any material agreement or instrument to which FIT is a party or by which FIT is bound.

            d. No license, consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental authority, is required for the execution, delivery or performance by FIT of this Agreement and the other agreements and instruments to be executed by FIT as contemplated hereby.

            e. FIT is (i) an entity which is in the business of buying, entering into, or originating loans of the type being purchased pursuant to this Agreement, or which otherwise deals in such instruments in the ordinary course of its business; or
                  (ii) an entity which is defined as an "accredited investor" under the Securities Act of 1933, 15 U.S.C Section 77a et seq., and the rules and regulations promulgated thereunder (the "33 Act").

            f. FIT understands that none of the Loan Documents have been registered under the 33 Act or the securities laws of any state. Without characterizing any of the Loan Documents as a "security" with the meaning of applicable securities laws, FIT is not purchasing the Assigned Rights with a view towards a sale or redistribution in violation of the 33 Act; provided that FIT may resell the Assigned Rights or any portion thereof if such resale does not violate the 33 Act.

      The representations and warranties set forth in this Section 7 shall survive the execution, delivery, performance and closing of this Agreement for a period of six (6) months from and after the Effective Date. Except as expressly set forth in this Section 7, FIT makes no representations or warranties, express or implied.

      8. SNH Mortgagee Representations. SNH Mortgagee hereby represents, warrants, and acknowledges as of the Effective Date:

            a. SNH Mortgagee has the legal capacity and authority to enter into and perform its obligations under this Agreement.

            b. The execution and delivery by SNH Mortgagee of this Agreement, and the other agreements and instruments to be executed by SNH Mortgagee as contemplated hereby and the performance and compliance by SNH Mortgagee with the terms hereof and thereof, are within the power and authority of SNH Mortgagee; this Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes, and the other agreements and instruments to be executed by SNH Mortgagee as contemplated hereby constitute legal, valid and binding obligations of SNH Mortgagee, enforceable against SNH Mortgagee in accordance with their respective terms.

            c. The execution and delivery of this Agreement and the performance by SNH Mortgagee of its obligations hereunder will not conflict with any provision of any law, regulation, or order to which SNH Mortgagee is subject, or conflict with or result in a breach of or constitute a default under any of the material terms, conditions, or provisions of any material agreement or instrument to which SNH Mortgagee is a party or by which SNH Mortgagee is bound.

            d. No license, consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental authority, is required for the execution, delivery or performance by SNH Mortgagee of this Agreement and the other agreements and instruments to be executed by SNH Mortgagee as contemplated hereby.

            e. The outstanding principal amount of, and accrued and unpaid interest on, the Loan as of December 4, 2003 is Six Million Fifty Six Thousand Five Hundred Ninety Two Dollars and Seventy Six Cents ($6,056,592.76). Interest accrues at $1,344.71 per diem.

            f. The Promissory Note delivered pursuant to Section 4 is an original instrument, and the Loan Documents have not been modified or amended except as provided in this Agreement or as contemplated hereby.

            g. The Assigned Rights have not been assigned or pledged by SNH Mortgagee.

            h. All taxes due or required to be paid by SNH Mortgagee on or prior to the Effective Date with respect to the Promissory Note have been paid.

      The representations and warranties set forth in this Section 8 shall survive the execution, delivery, performance and closing of this Agreement for a period of six (6) months from and after the Effective Date. Except as expressly set forth in this Section 8, SNH Mortgagee makes no representations or warranties, express or implied.

      9. SNH Lessor Representations. SNH Lessor hereby represents, warrants, and acknowledges as of the Effective Date:

            a. SNH Lessor has the legal capacity and authority to enter into and perform its obligations under this Agreement.

            b. The execution and delivery by SNH Lessor of this Agreement, and the other agreements and instruments to be executed by SNH Lessor as contemplated hereby and the performance and compliance by SNH Lessor with the terms hereof and thereof, are within the power and authority of SNH Lessor; this Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes, and the other agreements and instruments to be executed by SNH Lessor as contemplated hereby constitute legal, valid and binding obligations of SNH Lessor, enforceable against SNH Lessor or in accordance with their respective terms.

            c. The execution and delivery of this Agreement and the performance by SNH Lessor of its obligations hereunder will not conflict with any provision of any law, regulation, or order to which SNH Lessor is subject, or conflict with or result in a breach of or constitute a default under any of the material terms, conditions, or provisions of any material agreement or instrument to which SNH Lessor is a party or by which SNH Lessor is bound.

            d. No license, consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental authority, is required for the execution, delivery or performance by SNH Lessor of this Agreement and the other agreements and instruments to be executed by SNH Lessor as contemplated hereby.

            e. The Assigned Rights have not been assigned or pledged by SNH Lessor.

      The representations and warranties set forth in this Section 9 shall survive the execution, delivery, performance and closing of this Agreement for a period of six (6) months from and after the Effective Date. Except as expressly set forth in this Section 9, SNH Lessor makes no representations or warranties, express or implied.

      10. Alterra Parties' Representations. The Alterra Parties hereby represent, warrant, and acknowledge as of the Effective Date:

            a. The Alterra Parties have the legal capacity and authority to enter into and perform their respective obligations under this Agreement.

            b. The execution and delivery by the Alterra Parties of this Agreement, and the other agreements and instruments to be executed by the Alterra Parties as contemplated hereby and the performance and compliance by the Alterra Parties with the terms hereof and thereof, are within the power and authority of the Alterra Parties; this Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes, and the other agreements and instruments to be executed by the Alterra Parties (or any of them) as contemplated hereby constitute legal, valid and binding obligations of such Alterra Party, enforceable against such Alterra Party in accordance with their respective terms.

            c. The execution and delivery of this Agreement and the performance by the Alterra Parties of their obligations hereunder will not conflict with any provision of any law, regulation, or order to which any Alterra Party is subject, or conflict with or result in a breach of or constitute a default under any of the material terms, conditions, or provisions of any material agreement or instrument to which any Alterra Party is a party or by which any Alterra Party is bound.

            d. No license, consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental authority, is required for the execution, delivery or performance by any Alterra Party of this Agreement and the other agreements and instruments to be executed by any Alterra Party as contemplated hereby.

            e. The outstanding principal amount of, and accrued interest on, the Loan as of December 4, 2003 is Six Million Fifty Six Thousand Five Hundred Ninety Two Dollars and Seventy Six Cents ($6,056,592.76). Interest accrues at $1,344.71 per diem.

            f. The Loan Documents have not been modified or amended except as provided in this Agreement or as contemplated hereby.

      The representations and warranties set forth in this Section 10 shall survive the execution, delivery, performance and closing of this Agreement for a period of six (6) months from and after the Effective Date. Except as expressly set forth in this Section 10, the Alterra Parties make no representations or warranties, express or implied.

      11. Governing Law. This Agreement shall be governed by the laws of the State of Delaware without regard to conflicts of law principles.

      12.   Miscellaneous.

            a. Each of the parties hereto shall execute and deliver all such documents and perform all such acts as reasonably requested by any other party hereto from time to time, after the date hereof, to carry out the matters contemplated by this Agreement.

            b. The provisions of this Agreement run to the benefit of the parties hereto and their respective successors and assigns.

            c. This Agreement constitutes the entire agreement of the parties hereto with regard to the Loan, and this Agreement may be amended only by a writing executed by all parties hereto. Excuse or waiver of the performance by any party of any obligation under this Agreement shall only be effective if evidenced by a written statement signed by the party so waiving. No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by any party of the breach of any covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement.

            d. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all of the parties had prepared the same.

            e. Except as otherwise expressly stated, nothing in this Agreement shall affect, modify, release, limit or otherwise impair any rights or obligations of any of the parties hereto under the Lease, the Lease Documents (as defined in the Lease), the Loan Agreement, the Loan Documents or any document executed in connection therewith.

      13. Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument. Signature pages may be detached and reattached to physically form one instrument. Delivery of an executed counterpart of a signature page to this Agreement via facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

      14. Notices. All notices, requests or other communications desired or required to be given under this Agreement shall be in writing and shall be sent by (a) certified or registered mail, return receipt requested, postage prepaid, (b) national prepaid overnight delivery service, (c) telecopy or other facsimile transmission (following with hard copies to be sent by national prepaid overnight delivery service) or (d) personal delivery with receipt acknowledged in writing, as follows:

if to SNH:

c/o Senior Housing Properties Trust
400 Centre Street
Newton, Massachusetts  02458
Attn:  Mr. David J. Hegarty
Facsimile:  (617) 796-8349

with a copy to:

Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts  02109
Attn:  Nancy S. Grodberg, Esq.
Facsimile:  (617) 338-2880

if to FIT:

c/o Fortress Investment Group LLC

1251 Avenue of the Americas
New York, New York  10019
Attn:  Randal Nardone
Facsimile:  (212) 798-6120

with a copy to:

Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York  10019
Attn:  Scott M. Freeman
Facsimile:  (212) 839-5599

if to Pomacy, Trailside or Alterra:

c/o Alterra Healthcare Corporation
10000 Innovation Drive
Milwaukee, Wisconsin  53227
Attn:  Mr. Mark W. Ohlendorf
Facsimile:  (414) 918-5055

with a copy to:

Rogers & Hardin LLP
2700 International Tower
229 Peachtree Street, N.E.
Atlanta, Georgia  30303-1601
Attn:  Carolyn B. Dobbins, Esq.
Facsimile:  (404) 525-2224

            All notices and demands shall be deemed to have been given either at the time of the delivery thereof to the party entitled to receive such notices and demands at the address of such party for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be.

                         [Signatures on following page.]

      IN WITNESS WHEREOF, the undersigned parties have executed this Agreement to be effective as of the Effective Date.

                                         SNH MORTGAGEE:

                                         SNH ALT MORTGAGED PROPERTIES TRUST,
                                         a Maryland real estate investment trust

                                         By: /s/ John R. Hoadley
                                             ----------------------------------
                                             Name:  John R. Hoadley
                                             Title: Treasurer

                                         SNH LESSOR:

                                         SNH ALT LEASED PROPERTIES TRUST,
                                         a Maryland real estate investment trust

                                         By: /s/ John R. Hoadley
                                             ----------------------------------
                                             Name:  John R. Hoadley
                                             Title: Treasurer

                             [Signatures continued]

                                        FIT:

                                        FIT-ALT SNH LOAN LLC, a Delaware limited liability company

                                        By: /s/ Darryl W. Copeland, Jr.
                                            -----------------------------
                                            Name:  Darryl W. Copeland, Jr.
                                            Title: Vice President

                             [Signatures continued]

                                     POMACY:

                                     POMACY CORPORATION, a Delaware
                                     corporation

                                     By: /s/ Kristin Ferge
                                         ----------------------------------
                                         Name: Kristin Ferge
                                         Title: Vice President

                                     TRAILSIDE:

                                     AHC TRAILSIDE, INC., a Delaware corporation

                                     By: /s/ Kristin Ferge
                                         ----------------------------------
                                         Name: Kristin Ferge
                                         Title: Vice President

                                     ALTERRA:

                                     ALTERRA HEALTHCARE CORPORATION, a
                                     Delaware corporation

                                     By: /s/ Kristin Ferge
                                         ----------------------------------
                                         Name:  Kristin Ferge
                                         Title: Vice President

                                    Exhibit A

"Loan Documents" shall mean the following, each dated February 28, 2003:

      (a) Loan Agreement by and between Pomacy Corporation and SNH ALT Mortgaged Properties Trust

      (b) Promissory Note executed by Pomacy Corporation in favor of SNH ALT Mortgaged Properties Trust in the original principal amount of $6,900,000.00

      (c)   Security Instruments (as defined below)

"Security Instruments" shall mean the following, each dated February 28, 2003:

      (a)   Pomacy Security Instruments (as defined below)

      (b)   Trailside Security Instruments (as defined below)

      (c)   Alterra Second Security Agreement (as defined below)

"Pomacy Security Instruments" shall mean the following, each dated February 28, 2003:

      (a) Guaranty Agreement made by Alterra Healthcare Corporation for the benefit of SNH ALT Mortgaged Properties Trust

      (b) Environmental Indemnity by Alterra Healthcare Corporation and Pomacy Corporation for the benefit of SNH ALT Mortgaged Properties Trust and SNH ALT Leased Properties Trust

      (c) Stock Pledge Agreement (Pomacy Corporation) by Alterra Healthcare Corporation for the benefit of SNH ALT Mortgaged Properties Trust and SNH ALT Leased Properties Trust

      (d) The following mortgages or deeds of trusts, each dated February 28, 2003 (the "Mortgages"):

            (i) Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement from Pomacy Corporation to SNH ALT Mortgaged Properties Trust and SNH ALT Leased Properties Trust (Oviedo, Florida)

            (ii) Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement from Pomacy Corporation to SNH ALT Mortgaged Properties Trust and SNH ALT Leased Properties Trust (Brandon, Florida)

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

            (iii) Mortgage, Assignment of Leases and Rents, Security Agreement
                  and Financing Statement from Pomacy Corporation to SNH ALT Mortgaged Properties Trust and SNH ALT Leased Properties Trust (Battle Creek, Michigan)

      (e) the following Assignment of Leases and Rents, each dated February 28, 2003 (the "Assignments of Leases and Rents"):

            (i) Assignment of Leases and Rents from Pomacy Corporation to SNH ALT Mortgaged Properties Trust and SNH ALT Leased Properties Trust (Oviedo, Florida)

            (ii) Assignment of Leases and Rents from Pomacy Corporation to SNH ALT Mortgaged Properties Trust and SNH ALT Leased Properties Trust (Brandon, Florida)

            (iii) Assignment of Leases and Rents from Pomacy Corporation to SNH
                  ALT Mortgaged Properties Trust and SNH ALT Leased Properties Trust (Battle Creek, Michigan)

      (f) the following Subordination of Management Agreements, each dated February 28, 2003:

            (i) Subordination of Management Agreement by Alterra Healthcare Corporation in favor of SNH ALT Mortgaged Properties Trust (Oviedo, Florida)

            (ii) Subordination of Management Agreement by Alterra Healthcare Corporation in favor of SNH ALT Mortgaged Properties Trust (Brandon, Florida)

            (iii) Subordination of Management Agreement by Alterra Healthcare
                  Corporation in favor of SNH ALT Mortgaged Properties Trust (Battle Creek, Michigan)

      (g) the following Assignment of Contracts, Licenses and Permits, each dated February 28, 2003 (the "Assignment of Licenses, Contracts and Permits"):

            (i) Assignment of Contracts, Licenses and Permits by Pomacy Corporation to SNH ALT Mortgaged Properties Trust and SNH ALT Leased Properties Trust (Oviedo, Florida)

            (ii) Assignment of Contracts, Licenses and Permits by Pomacy Corporation to SNH ALT Mortgaged Properties Trust and SNH ALT Leased Properties Trust (Brandon, Florida)

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

            (iii) Assignment of Contracts, Licenses and Permits by Pomacy
                  Corporation to SNH ALT Mortgaged Properties Trust and SNH ALT Leased Properties Trust (Battle Creek, Michigan)

      (h) the following Uniform Commercial Code Financing Statements, each delivered as of February 28, 2003 (the "UCC's"):

            (i)      UCC Financing Statement filed for record March 5, 2003,
                        recorded in Book 04732, Page 1280, Clerk's No. 2003038576, Seminole County, Florida (Oviedo, Florida)

            (ii)     UCC Financing Statement filed for record March 5, 2003,
                        recorded in Official Book 12407, Page 1282, Hillsborough County, Florida (Brandon, Florida)

            (iii)    UCC Financing Statement filed for record March 8, 2003,
                        recorded in Liber 2596, Page 788, Calhoun County, Michigan (Battle Creek, Michigan)

            (iv)     UCC Financing Statement filed for record March 4, 2003,
                        Initial Filing Number 3051809 5, Delaware Department of State UCC Filing Section

"Trailside Security Instruments" shall mean the following, each dated February 28, 2003:

      (a) Second Assignment of Sublease and Rents by and between AHC Trailside, Inc. and SNH ALT Mortgaged Properties Trust

      (b) Second Security Agreement by and between AHC Trailside, Inc. and SNH ALT Mortgaged Properties Trust

"Alterra Second Security Agreement" shall mean the following, dated February 28, 2003:

      (a) Second Security Agreement by and between Alterra Healthcare Corporation and SNH ALT Mortgaged Properties

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